SHAREHOLDERS' EQUITY - Additional Information (Detail) - USD ($) $ / shares in Units, $ in Thousands	1 Months Ended
	Sep. 12, 2023	Aug. 14, 2023
Equity [Abstract]
Stock issued during period, shares, issued for services	26,352,878
Shares Issued, Price Per Share	$ 2.5	$ 2.5
Proceeds from issuance of common stock, net of issuance cost	$ 61,400
Equity issuance costs	$ 4,482